UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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THE ESTÉE LAUDER COMPANIES INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! THE ESTÉE LAUDER COMPANIES INC. 2023 Annual Meeting Vote by November 16, 2023 11:59 PM ET You invested in THE ESTÉE LAUDER COMPANIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 17, 2023. Vote Virtually at the Meeting* November 17, 2023 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/EL2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.2 For complete information and to vote, visit www.ProxyVote.com Control # V22222-P98385 Get informed before you vote View the Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. THE ESTÉE LAUDER COMPANIES INC. 767 FIFTH AVENUE NEW YORK, NY 10153

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V22223-P98385 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting. 1 Year 1. Election of five (5) Class III Directors Nominees: 1c. Fabrizio Freda 1a. Charlene Barshefsky 1d. Gary M. Lauder 1b. Angela Wei Dong 1e. Jane Lauder 2. Ratification of appointment of PricewaterhouseCoopers LLP as independent auditors for the 2024 fiscal year. 3. Advisory vote to approve executive compensation. 4. Advisory vote on the frequency of the advisory vote on executive compensation. For For For For For For For